Exhibit 32.1

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Nivalis Therapeutics, Inc., a Delaware corporation (the “Company”), on Form 10-K for the year ended December  31, 2016, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, in the capacity and on the date indicated below, hereby certifies, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 13, 2017

/s/ R. MICHAEL CARRUTHERS
R. Michael Carruthers

Interim President and Chief Financial Officer